UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2021

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2021, ADTRAN, Inc. (the “Company”) reported pursuant to a Current Report on Form 8-K that Eduard Scheiterer, Senior Vice President of Research and Development of the Company and Managing Director of the Company’s wholly-owned German subsidiary, ADTRAN GmbH (the “Subsidiary”), had notified the Company of his intent to retire from his positions with the Company and the Subsidiary, effective November 30, 2021 (the “Departure Date”).

On November 26, 2021, Mr. Scheiterer and the Subsidiary entered into a Termination Agreement (the “Termination Agreement”), pursuant to which Mr. Scheiterer is entitled to receive prorated amounts of his annual base salary, car and commuting allowances, and variable remuneration under the Company Variable Incentive Compensation Plan for 2021 through the Departure Date. In addition, the Compensation Committee of the Board of Directors of the Company has authorized the accelerated vesting of Mr. Scheiterer’s outstanding unvested restricted stock units upon the Departure Date. Mr. Scheiterer shall, however, forfeit all unvested performance stock units that he holds as of the Departure Date. The Termination Agreement includes a mutual release of claims between Mr. Scheiterer, on the one hand, and the Company on the other hand.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

99.1 Termination Agreement, dated November 26, 2021, between ADTRAN GmbH and Eduard Scheiterer

104 The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADTRAN, Inc.

Date:	November 29, 2021	By:	/s/ Michael Foliano
Michael Foliano Senior Vice President of Finance and Chief Financial Officer